Exhibit 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that to his knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2023 (the “Form 10-K”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2024

/s/ Steve Henry
Steve Henry
President of the Paper & Packaging business of Domtar